UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

RAM Holdings Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32864	Not Applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

RAM Re House
46 Reid Street
Hamilton HM 12 Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 296-6501

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

     On November 17, 2008, RAM Holdings Ltd. (the "Company") issued a press release containing unaudited interim financial information and accompanying discussion for the quarter ended September 30, 2008. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01.     Regulation FD Disclosure.

     On November 17, 2008, the Company posted on its website, www.ramre.com, in the Investor Information Section under “Exposure Info & Updates” (http://www.ramre.com/ramre/ir/expupdate.asp) the following documents:

• List of US Residential Mortgage Securities Exposures 2005-2008 (updated November 15, 2008)
• List of CDO Exposures 2005-2008 (update November 15, 2008)
• RAM Re Mortgage and CDO Exposure Overview: Q3-2008 (update November 15, 2008)

Item 9.01      Financial Statements and Exhibits

     The following material is furnished as an exhibit to this Current Report on Form 8-K:

(d)	Exhibits
	No. 99.1	Press Release dated November 17, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAM Holdings Ltd.
(Registrant)

Dated: November 17, 2008	By:	/s/ Victoria Guest
Name: Victoria Guest
Title: General Counsel

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit
99.1	Unaudited interim financial statements and accompanying discussion for the nine months ended September 30, 2008 contained in the press release issued by the Registrant on November 17, 2008.